Exhibit 99.1

FOR IMMEDIATE RELEASE

MONDAY, DECEMBER 31, 2012

CARE INVESTMENT TRUST INC. AND ITS MAJORITY SHAREHOLDER, TIPTREE

FINANCIAL PARTNERS, L.P., ANNOUNCE BUSINESS COMBINATION

NEW YORK – December 31, 2012 – Care Investment Trust Inc. (OTCQX: CVTR) (“Care” or the “Company”), a real estate investment company that invests in healthcare and seniors-related real estate, and its majority shareholder, Tiptree Financial Partners, L.P. (“Tiptree”), a diversified financial services holding company that currently owns 90.8% of Care, today announced that they have entered into an agreement to combine their businesses into a financial services operating company that will hold and manage both companies’ assets and operate each company’s businesses. Care and Tiptree have signed a contribution agreement pursuant to which each company will contribute substantially all of its assets to Tiptree Operating Company, LLC, a newly-formed Delaware limited liability company (the “Operating Subsidiary”). Care and Tiptree will own proportionate interests in the Operating Subsidiary.

At closing, Care will change its name to “Tiptree Financial Inc.” and will remain a public company. The Company intends to seek a listing of its common stock on a national securities exchange, but is under no obligation to do so. The pro forma book value of the combined company as of September 30, 2012 was approximately $360.8 million.

Geoffrey Kauffman, Vice Chairman of the Board of Directors of Care and President and Chief Executive Officer of Tiptree, issued the following statement regarding the transaction: “By combining Tiptree with Care we will be creating a larger, more diversified business platform. I expect that the transaction will create greater liquidity for shareholders, better access to the capital markets and a broader opportunity set for future capital allocations. Tiptree has been an investor in Care since August 2010 and we recognize the value of continuing Care’s business focus within the Tiptree family of companies.”

Salvatore (Torey) Riso, Care’s President and Chief Executive Officer, added, “I and the rest of the Care management team look forward to continuing to manage Care’s existing assets and business following the closing of the transaction, and to utilize Tiptree’s and Care’s combined resources in order to continue pursuing opportunities in the healthcare real estate market.”

In connection with the transaction, Care will rename its existing common stock as “Class A common stock” with no change in the economic or voting rights of such stock, and will reclassify a certain number of authorized and unissued shares of common stock as “Class B common stock,” for issuance to Tiptree in connection with the contribution transaction. The membership interests in the Operating Subsidiary owned by Tiptree will be redeemable for shares of Class A common stock of Care beginning one year following closing of the contribution transaction. The shares of Class A common stock issuable upon the redemption of units of membership interest in the Operating Subsidiary will have registration rights pursuant to a registration rights agreement between Care and Tiptree.

In exchange for their respective contributions, at closing:

•	The Company will hold approximately 25% of the membership interests in, and will be the managing member of, the Operating Subsidiary, and

•

Tiptree will hold approximately 75% of the membership interests in the Operating Subsidiary plus shares of Class B common stock of the Company, which shares will have voting rights but no economic rights. Upon redemption of each unit of membership interest redeemed by Tiptree, one share of Class B common stock of Care will be redeemed for no consideration.

•	All currently outstanding shares of common stock of Care will be renamed Class A common stock, without any change in the economic or voting rights of such shares.

The percentages above include certain warrants, options and restricted stock units at Care and Tiptree that are expected to be outstanding at closing.

In connection with the transaction, Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of Care common stock currently owned by Tiptree, in exchange for such limited partners’ proportionate interests in Tiptree. Such shares also have registration rights pursuant to a registration rights agreement between Care and Tiptree.

Consummation of the transactions contemplated by the contribution agreement is subject to standard closing conditions, including accuracy of representations and warranties, compliance with pre-closing covenants and absence of any material adverse change, as well as the affirmative vote of a majority of the shares of outstanding voting common stock of Care (which includes the shares of voting common stock owned by Tiptree, which intends to vote all of its shares in favor of the transaction) and the outstanding limited partnership interests of Tiptree, and receipt of certain third-party consents. Care and Tiptree expect that, if the transaction closes as contemplated, the Company would become a taxable corporation retroactive from the closing date to January 1, 2013.

About Tiptree Financial Partners, L.P.

Formed in 2007, Tiptree Financial Partners, L.P. is a diversified financial services holding company. Through its consolidated operating subsidiaries, Tiptree currently operates in the following sectors: real estate, insurance, corporate and tax exempt credit and asset management. It is primarily owned by a diverse group of major financial institutions.

For more information on Tiptree please call (646) 388-5931.

About Care Investment Trust Inc.

Care Investment Trust Inc. is a real estate investment company that invests in healthcare facilities including assisted-living, independent-living, memory care, skilled nursing and other healthcare and seniors-related real estate assets in the United States of America.

For more information on Care, please visit Care’s website at www.carereit.com.

Cautionary Statement Regarding Forward-Looking Statements

This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Care’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Care and Tiptree, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. There are various factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Care’s control, including economic, business, funding market, competitive and/or regulatory factors, as well as factors directly relating to the proposed transaction such as Care’s ability to obtain certain consents and the approval by Care’s stockholders of the transaction. Factors such as these are set forth under the captions “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in Care’s most recent Annual Report on Form 10-K and 10-K/A and its quarterly reports on Form 10-Q, and as described in Care’s other filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. We cannot guarantee the accuracy of any such forward-looking statements contained in this release, and Care is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Care and Tiptree, Care intends to file a proxy statement and other documents with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by Care with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Care with the SEC will be available free of charge on Care’s website at www.carereit.com.

Care and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Care’s executive officers and directors, including their ownership of Care securities, in Care’s definitive proxy statement filed with the SEC on April 25, 2012. Additional information regarding the interests of such potential participants will be included in the proxy statement and other documents filed with the SEC when they become available. You may obtain free copies of these documents from Care using the source indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from registration.

For more information on the Company, please visit the Company’s website at

www.carereit.com

FOR FURTHER INFORMATION:

AT CARE INVESTMENT TRUST:	AT TIPTREE FINANCIAL PARTNERS:

Salvatore (Torey) V. Riso, Jr.	Geoffrey N. Kauffman
President & Chief Executive Officer	President & Chief Executive Officer
(212) 446-1414	(646) 388-5904
triso@carereit.com	gkauffman@tiptreefinancial.com

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